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                                                                    EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma consolidated condensed combined balance sheet as of June 30, 2007 and the unaudited pro forma consolidated condensed combined statements of income for the year ended June 30, 2007 give effect to the pending merger. New England Bancshares fiscal year ends March 31 and First Valley's fiscal year ends December 31.

         The unaudited pro forma consolidated condensed combined financial information is based on the historical consolidated financial statements of New England Bancshares and First Valley under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma consolidated condensed combined balance sheet gives effect to the merger as if the merger had been consummated at June 30, 2007. The unaudited pro forma consolidated condensed combined statements of income give effect to the merger as if the merger had been completed at the beginning of the period presented.

         You should read the unaudited pro forma consolidated condensed combined financial statements in conjunction with the historical consolidated financial statements of New England Bancshares and First Valley that appear elsewhere in this document. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations that would have been realized had the merger been consummated during the periods or as of the dates for which the pro forma information is presented.

         Pro forma per share amounts for the combined company are based on exchange ratio of 0.8907 and $9.00.

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
           NEW ENGLAND BANCSHARES, INC. AND FIRST VALLEY BANCORP, INC.
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2007

                                                       HISTORICAL
                                              --------------------------------
(IN THOUSANDS)                                       NEW           FIRST
                                                   ENGLAND         VALLEY         PRO FORMA            PRO FORMA
                                                 BANCSHARES        BANCORP        ADJUSTMENTS           COMBINED
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                     $     30,155    $     17,681      $  (13,149)   C      $    34,687
Interest-bearing time deposits with other
banks                                                1,581             ---                                 1,581
Securities available for sale                       45,724          24,138                                69,862
Loans, net of allowance for loan losses            199,224         140,792             (84)   D          339,932
Premises and equipment, net                          4,181           2,868                                 7,049
Goodwill                                             1,090              60          14,114    D           15,264
Core deposit intangibles                               576             ---           2,459    E            3,035
Federal Home Loan Bank stock                         2,077             602                                 2,679
Deferred income taxes, net                           1,322           1,048            (183)   F            2,187
Cash surrender value of life insurance               4,229             ---                                 4,229
Other assets                                         2,348           1,438                                 3,786
                                              --------------  --------------    ---------------      --------------
Total assets                                  $    292,507    $    188,627      $    3,157           $   484,291
                                              ==============  ==============    ===============      ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Noninterest-bearing                           $     16,518    $     21,049      $                    $    37,567
Interest-bearing                                   168,368         145,870              60    D          314,298
                                              --------------  --------------    ---------------      --------------
Total deposits                                     184,886         166,919              60               351,865
                                              --------------  --------------    ---------------      --------------
Advanced payments by borrowers for taxes and         1,400             170                                 1,570
insurance
Federal Home Loan Bank advances                     32,934           4,694             (51)   D           37,577
Subordinated debentures                                ---           4,107                                 4,107
Securities sold under agreements to repurchase      14,143             ---                                14,143
Other liabilities                                    2,190           2,299                                 4,489
                                              --------------  --------------    ---------------      --------------
Total liabilities                                  235,553         178,189               9               413,751
                                              --------------  --------------    ---------------      --------------

Common stock                                            54             899            (888)   G               65
Capital surplus                                     42,837           8,273           5,302    G           56,412
Retained earnings                                   18,421           1,528          (1,528)   G           18,421
Net accumulated other comprehensive income
  (loss)                                              (725)           (262)            262    G             (725)
Unearned employee stock ownership plan
  shares                                            (2,666)            ---                                (2,666)
Unearned shares, stock-based incentive plan           (967)            ---                                  (967)
                                              --------------  --------------    ---------------      --------------
Total stockholders' equity                          56,954          10,438           3,148                70,540
                                              --------------  --------------    ---------------      --------------
Total liabilities and stockholders' equity    $    292,507    $    188,627      $    3,157           $   484,291
                                              ==============  ==============    ===============      ==============

          See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements

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

           NEW ENGLAND BANCSHARES, INC. AND FIRST VALLEY BANCORP, INC.
     UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED STATEMENT OF INCOME
                            YEAR ENDED JUNE 30, 2007

                                                       HISTORICAL
                                              ------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)                NEW           FIRST
                                                   ENGLAND         VALLEY         PRO FORMA            PRO FORMA
                                                 BANCSHARES        BANCORP        ADJUSTMENTS           COMBINED
---------------------------------------------------------------------------------------------------------------------
INTEREST AND DIVIDEND INCOME:
Loans                                          $   12,293     $      9,923      $        70   H      $       22,286
Investment securities                               2,658            1,093              292   H               4,043
Other                                                 862              822             (657)  H               1,027
                                               -----------    -------------     ------------         --------------
Total interest income                              15,813           11,838             (295)                 27,356
                                               -----------    -------------     ------------         --------------
INTEREST EXPENSE:
Deposits & escrows                                  4,608            5,446             (414)  H               9,640
FHLB advances                                       1,368              298               33   H               1,699
Other                                                 396              270                                      666
                                               -----------    -------------     ------------         --------------
Total interest expense                              6,372            6,014             (381)                 12,005
                                               -----------    -------------     ------------         --------------
Net interest income                                 9,441            5,824               86                  15,351
Less: provision for loan losses                       243              380                                      623
                                               -----------    -------------     ------------         --------------
Net interest and dividend income, after
provision for loan losses                           9,198            5,444               86                  14,728
                                               -----------    -------------     ------------         --------------
NON-INTEREST INCOME:
Service charges on deposit accounts                   521              243                                      764
Net loss on sales and calls of securities            (206)             ---                                     (206)
Increase in cash surrender value of life
insurance                                             154              ---                                      154
Other non-interest income                             283              463                                      746
                                               -----------    -------------     ------------         --------------
Total non-interest income                             752              706                                    1,458
                                               -----------    -------------     ------------         --------------
NON-INTEREST EXPENSE:
Salaries and employee benefits                      4,971            3,142                                    8,113
Occupancy, equipment and data processing            1,670            1,172                                    2,842
Merger related expenses                               ---              422                                      422
Other non-interest expense                          2,027            1,205              447   I               3,679
                                               -----------    -------------     ------------         --------------
Total non-interest expense                          8,668            5,941              447                  15,056
                                               -----------    -------------     ------------         --------------
Income before income taxes                          1,282              209             (361)                  1,130
Income tax expense                                    533              197             (144)                    586
                                               -----------    -------------     ------------         --------------
Net income                                     $      749     $         12      $      (217)         $          544
                                               ===========    =============     ============         ==============
NET INCOME PER SHARE AMOUNTS:
Basic                                          $     0.15     $       0.01                           $         0.09
Diluted                                              0.15             0.01                                     0.09
WEIGHTED AVERAGE COMMON SHARES:
Basic                                               4,922            1,186            1,069   J               5,991
Diluted                                             5,100            1,246            1,069   J               6,169

             See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements

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           NEW ENGLAND BANCSHARES, INC. AND FIRST VALLEY BANCORP, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                     CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE A

         The unaudited pro forma consolidated condensed combined balance sheet of New England Bancshares and subsidiaries and First Valley Bancorp and subsidiaries at June 30, 2007 has been prepared as if the merger had been consummated on that date. The unaudited pro forma consolidated condensed combined statements of income for the year ended June 30, 2007 has been prepared as if the merger had been consummated at the beginning of the period presented. The unaudited pro forma consolidated condensed combined financial statements are based on the historical financial statements of New England Bancshares and First Valley Bancorp and give effect to the merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

         Since First Valley Bancorp has a December 31 fiscal year end and New England Bancshares has a March 31 fiscal year end, First Valley Bancorp's historical data for the year ended June 30, 2007 was calculated by subtracting the results from the first six months of fiscal 2006 from the full year of fiscal 2006 and adding the results from the first six months of fiscal 2007. Data for New England Bancshares for the year ended June 30, 2007 was calculated by subtracting the results for the first quarter of fiscal 2007 from the full year of fiscal 2007 and adding the first quarter of fiscal 2008.

         Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma consolidated condensed combined financial statements are summarized as follows:

         (i) Estimated fair values--The estimated fair value and resulting net discount/premium on securities available-for-sale, for purposes of these pro forma financial statements, is being accreted/amortized to interest income on a straight-line method over three years. The actual discount/premium will be accreted/amortized to interest income to produce a constant yield to maturity. The resulting net premium and discount on deposits and borrowings, respectively, is being amortized/accreted into interest expense on a straight-line method over their remaining estimated lives.

         (ii) Income taxes--A net deferred tax asset was recorded equal to the deferred tax consequences associated with the differences between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 39.9%. New England Bancshares's actual effective tax rate for fiscal 2007 was 34.2% and First Valley Bancorp's actual effective tax rate for fiscal 2006 was 50.0%. Excluding the merger related expenses the effective tax rate would have been 38.5%. New England Bancshares calculated the expected pro forma effective tax rate on the basis of federal, state, and local statutory tax rates.

         Certain reclassifications have been made to First Valley Bancorp's financial information in order to conform to New England Bancshares's financial information.

NOTE B

Purchase Price of First Valley Bancorp

First Valley Bancorp common stock outstanding                     1,200,050  (1)
Exchange ratio                                                       0.8907
Total New England Bancshares common stock to be issued            1,068,885
Purchase price per New England Bancshares common share        $       12.71  (2)
                                                              ------------------
                                                                                $  13,585,522
Cash payment to First Valley Bancorp shareholders                                  10,800,450  (1)
Cash-out of stock options, net of tax                                                 859,924  (3)
Estimated transaction costs, net of tax                                               728,076  (4)
                                                                                -------------
Total purchase price                                                            $  25,973,972
                                                                                =============

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(1)      Based on shares of First Valley Bancorp common stock outstanding as of
         June 30, 2007 and unvested incentive stock grants.

(2) Based on the average per share closing price of New England Bancshares common stock from June 15, 2007 through June 29, 2007.

(3) Based on 39.9% tax rate. Assumes all outstanding First Valley Bancorp stock options are exchanged for cash and no First Valley Bancorp stock options are exchanged for New England Bancshares stock options. At June 30, 2007, there were 118,242 options to purchase shares of First Valley Bancorp common stock at a weighted average price of $8.22.

(4) Based on 39.9% tax rate assuming certain expenses are not deductible for tax purposes. Estimated transaction costs, net of tax, are $1,165,000, as follows:

                                                    NEW ENGLAND
                                                     BANCSHARES            FIRST VALLEY
                                                  ---------------        ----------------
                                                             (IN THOUSANDS)
Professional services                               $     442             $     437
Merger related compensation and severance                 476                   ---
                                                  ---------------        ----------------
Sub-total                                           $     918                   437
Tax (effective rate 39.9%)                                190                   ---
                                                  ---------------        ----------------
Estimated transaction cost, net of tax              $     728             $     437
                                                  ===============        ================
As of June 30, 2007 First Valley has expensed $422,000 of their estimated
$437,000 merger expenses.

The merger related compensation and severance relates to the change in control agreement payment to be made to Valley Bank's CEO and president.

NOTE C

         Reflects cash paid in exchange for First Valley Bancorp common stock totaling $10,800,450, payments for the cash-out of stock options totaling
$1,430,822, New England Bancshares transaction costs of $918,000, and First
Valley Bancorp transaction costs remaining to be paid of $15,000.

NOTE D

         Purchase accounting adjustments are estimated as follows:

                                                                                         (IN THOUSANDS)
                                                                                          ------------
First Valley Bancorp's net assets at June 30, 2007                                             $    10,438
Fair value adjustment (1):
    Loans                                                                       $     (84)
    Deposits                                                                          (60)
    Borrowings                                                                         51
    Core deposit intangibles                                                        2,459
                                                                                ----------
                                                                                    2,366
Deferred taxes on purchase accounting adjustments (39.9%)                             944
                                                                                ----------
Total net fair value adjustments to net assets acquired                             1,422            1,422
                                                                                ----------

Elimination of all of First Valley Bancorp's intangible assets                                         (60)
                                                                                               ------------
Adjusted net assets acquired                                                                   $    11,800
                                                                                               ============

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
         The excess of cost over the fair value of the net assets acquired is set forth below:

                                                                                 (IN THOUSANDS)
                                                                                  ------------
Total purchase price                                                              $    25,974
Net assets acquired                                                                    11,800
                                                                                  -----------
Total excess of cost over fair value of net assets acquired                       $    14,174
                                                                                  ===========

---------------------------
(1) Fair value adjustments in accordance with purchase accounting under generally accepted accounting principles.

NOTE E

         Reflects core deposit intangible created, which is estimated to be $2,459,000.

NOTE F

         Reflects $183,000 of net reductions to deferred tax assets as a result of fair value adjustments, cash-out of stock options, and transaction costs.

NOTE G

         Issuance of New England Bancshares common stock of $13,586,000 and elimination of First Valley Bancorp's equity of $10,438,000.

NOTE H

         Pro forma adjustments to interest income and interest expense were calculated as follows:


                                                                                        FOR THE YEAR
                                                                                           ENDED
                                                                                        JUNE 30, 2007
                                                                                        -------------
 Accretion of discount on securities (3 years using straight line method)               $        292
 Accretion of discount on loans (5 years using straight line method)                              70
 Opportunity cost on net cash disbursed at average security rate over the applicable
 period                                                                                         (658)
                                                                                         ------------
 Total net adjustments--interest income                                                  $      (312)
                                                                                         ============

 Amortization of premium on deposits (1 year using straight line method)                 $      (414)
 Accretion of discount on borrowings (actual amount maturing in period)                           33
                                                                                         ------------
 Total net adjustments--interest expense                                                 $       381
                                                                                         ============

         The use of the straight line method approximates the level-yield method.

The opportunity cost on net cash disbursed at average federal funds sold rate over the applicable period is due to the interest income foregone on the $13,164,000 reduction in federal funds sold which will be paid out in the merger. See Note C.

NOTE I

(1) The core deposit intangible of $2,459,000 is estimated to have a useful life of 10 years and is amortized on a sum of years basis.

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NOTE J

         Basic and fully diluted weighted average number of common and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using New England Bancshares's historical weighted average basic and diluted shares plus 1,068,885 shares to be issued to First Valley Bancorp's shareholders under the terms of the merger agreement.



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